FIRST AMENDMENT TO LOAN AGREEMENT AND SECOND MODIFICATION TO PROMISSORY NOTE


        THIS FIRST AMENDMENT TO LOAN AGREEMENT AND SECOND MODIFICATION TO PROMISSORY NOTE (this "Modification") is entered into as of September 30, 2004, by and between MATSON NAVIGATION COMPANY, INC. ("Borrower") and Wells Fargo Bank, NATIONAL ASSOCIATION ("Bank").


                                    RECITALS
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        WHEREAS, Borrower and Bank are parties to a Loan Agreement dated as of
October 3, 2003 (the Loan Agreement"), pursuant to which Borrower executed and delivered to Bank a Revolving Line of Credit Note dated as of October 3, 2003, as modified (the "Note").

        WHEREAS, Bank and Borrower have agreed to certain changes in the terms and conditions set forth in the Loan Agreement and Note.

        NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Loan Agreement shall be amended and the Note shall be modified as follows, effective as of September 30, 2004 (the "Effective Date"):

        1.  Section 1.2 of the Loan Agreement is amended to read as follows:

            "1.2    Amount:  Aggregate outstanding principal amount not to
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        exceed $30,000,000.00 at any time."

        2. The principal amount of the Note is reduced from $40,000,000.00 to $30,000,000.00.

        3. Borrower shall, on the Effective Date, pay to Bank the amount, if any, by which the outstanding principal balance of the Note on such date exceeds $30,000,000.00.

        4. Except as expressly set forth herein, all terms and conditions of the Loan Agreement and Note remain in full force and effect, without waiver or modification. All terms defined in the Loan Agreement or Note shall have the same meaning when used in this Modification.

        5. Borrower certifies that as of the date of this Modification there exists no Event of Default under the Loan Agreement or Note, nor any condition, act or event which with the giving of notice or the passage of time or both would constitute any such Event of Default.

        IN WITNESS WHEREOF, the parties hereto have caused this Modification to be executed as of the day and year first written above.

                                                 WELLS FARBO BANK,
MATSON NAVIGATION COMPANY, INC.                    NATIONAL ASSOCIATION

By: /s/ M. J. Cox                                By: /s/ Jeff Bailard
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Title: Sr. VP                                    Title: Vice President
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By: /s/ T. H. Reid
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Title: Treasurer
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